UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 13, 2010

BENIHANA INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(305) 593-0770

None

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 13, 2010, Benihana Inc. (the “Company”) announced its decision to explore strategic alternatives available to the Company, including a possible sale, in order to maximize shareholder value.  The Company does not intend to disclose developments with respect to the progress of its strategic review until such time as the Board of Directors has approved a transaction or otherwise deems disclosure appropriate.

Item 8.01	Other Events

On July 13, 2010, the Company announced the date of its Annual Meeting of Shareholders and the record date for the Annual Meeting of Shareholders.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Exhibit
99.1	Press Release of Benihana Inc. dated July 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: July 13, 2010	By:	/s/ Richard C. Stockinger
Richard C. Stockinger
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release of Benihana Inc. dated July 13, 2010

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